                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number         811-00802
                                   ---------------------------------------------

                        MAIRS AND POWER GROWTH FUND, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

              332 MINNESOTA STREET, SUITE W1520, ST. PAUL, MN 55101
--------------------------------------------------------------------------------
     (Address of principal executive offices)             (Zip Code)

    WILLIAM B. FRELS, PRESIDENT, 332 MINNESOTA STREET, SUITE W1520, ST. PAUL,
                                    MN 55101
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:   651-222-8478
                                                    ----------------------------

Date of fiscal year end:       12/31/2005
                        ---------------------------------

Date of reporting period:      06/30/05
                        ---------------------------------

Item 1.   Report to Stockholders

                                   ----------
                                 MAIRS AND POWER
                                GROWTH FUND, INC.
                                   ----------


2ND QUARTER REPORT
June 30, 2005 (unaudited)


W1520 First National Bank Building
332 Minnesota Street
St. Paul, Minnesota 55101

                                                                 August 22, 2005


TO OUR SHAREHOLDERS:

SECOND QUARTER RESULTS

The Growth Fund's investment performance showed some improvement along with the overall stock market during the second quarter reflecting solid economic growth and a better than expected increase in corporate profits. The Fund produced a total investment return of 1.4% which was clearly better than a negative 1.6% shown by the Dow Jones Industrial Average, but the same as the 1.4% for the broader-based Standard & Poor's 500 Stock Index. However, the Fund's return was slightly below an average return of 1.9% for a Lipper peer group universe of 785 multicap core funds. For the first half, the Fund's return was still negative at -1.0% compared to -3.7% for the DJIA, -0.8% for the S & P 500 Index and -0.4% for the Lipper peer group universe.

The U. S. economy continued to perform quite well during the second quarter showing a 3.4% (preliminary basis) annual rate of increase for Gross Domestic Product despite a significant inventory correction. Final demand seems to have held up very well in the face of sharply higher oil prices. While consumer spending grew in line with the overall increase in GDP, business spending increased at an impressive 9.0% rate including an 11.0% gain in spending for equipment and software. Corporate earnings represented by 900 companies on Business Week's "Corporate Scoreboard" reported a very strong combined increase of approximately 15% before non-recurring items.

While the Federal Reserve continued to raise short-term interest rates, longer term rates remained remarkably stable during the quarter, suggesting a lack of concern over the future outlook for inflation. However, recent trends in the bond market are also thought to have come under more influence from supply/demand dynamics reflecting excess liquidity in both foreign and domestic markets.

Although the stock market turned in a modest recovery in the second quarter, lingering concerns over the future direction of the economy seemed to restrain performance in the face of unexpectedly good corporate profit growth. The best performing industry sectors of the market included energy (energy equipment and services), financials, health care, technology (communications equipment and semiconductors and equipment) and utilities. The poorest performing sectors included some of the more cyclically sensitive groups such as basic industries (chemicals, metals and mining, and paper and forest products), industrials (building products, electrical equipment and machinery) and transportation. Small and mid-cap stocks also generally out performed large-cap issues. Within the Fund, the best performing individual holdings included ADC Telecommunications (+56.3%), Corning (+49.3%), SurModics (+35.9%) and St. Jude Medical (+21.1%) while the poorest performers included eFunds (-19.4%), Graco (-15.6%), 3M Company (-15.6%) and Bemis (-14.7%).

FUTURE OUTLOOK

The outlook for the economy during the second half seems fundamentally sound considering such factors as rising personal disposable income, a favorable employment picture and the second quarter draw-down of inventories. However, escalating oil prices continue to raise the level of uncertainty over the future direction of consumer spending. Business spending seems to be in a better position to continue showing strength given the under-spending that occurred until just recently, strong corporate finances and the ever present need to reduce costs in the increasingly competitive global market place.

Recent increases in the price of oil suggest a somewhat higher level of inflation in the months to come even though the implementation of price increases remains difficult in the face of stiff competition both here and abroad. Should final demand remain strong, the Federal Reserve most certainly will continue on its course of raising short-term interest rates beyond the current 3.5% level. Longer term rates seem likely to follow at some point if inflationary expectations continue to build.

The outlook for the stock market should remain positive as long as corporate profits continue to grow at least in line with historical rates and longer term interest rate increases remain moderate. Current valuation levels (17x estimated 2005 S & P 500 earnings) do not appear to be excessive given the current level of interest rates and favorable outlook for corporate profits. However, the prospect of higher interest rates and the inevitability of some slippage in the rate of growth for corporate profits may serve to restrain stock market returns in the more distant future.


                                                                William B. Frels
                                                                President

PERFORMANCE INFORMATION

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MAIRS AND POWER GROWTH FUND, INC. (THE FUND), THE S & P 500 INDEX AND THE CONSUMER PRICE INDEX
(CPI) FROM 12-31-94 TO 06-30-05 (UNAUDITED)

[CHART]

               MAIRS AND POWER
                GROWTH FUND            S & P                CPI
12/31/1994        $ 10,000           $ 10,000            $ 10,000
12/31/1995        $ 14,932           $ 13,754            $ 10,250
12/31/1996        $ 18,874           $ 16,915            $ 10,588
12/31/1997        $ 24,282           $ 22,564            $ 10,768
12/31/1998        $ 26,557           $ 29,040            $ 10,941
12/31/1999        $ 28,459           $ 35,150            $ 11,236
12/31/2000        $ 35,995           $ 31,944            $ 11,618
12/31/2001        $ 38,326           $ 28,143            $ 11,804
12/31/2002        $ 35,213           $ 21,923            $ 12,087
12/31/2003        $ 44,483           $ 28,215            $ 12,317
12/31/2004        $ 52,487           $ 31,291            $ 12,723
 6/30/2005        $ 51,985           $ 31,037            $ 13,118

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING JUNE 30, 2005)

                                        1 YEAR     5 YEARS     10 YEARS
-----------------------------------------------------------------------
Mairs and Power Growth Fund, Inc.        6.0%       11.2%       15.5%

PAST INVESTMENT RESULTS DO NOT GUARANTEE FUTURE PERFORMANCE. PLEASE NOTE THAT THE ABOVE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PORTFOLIO DIVERSIFICATION (UNAUDITED)                        AS OF JUNE 30, 2005

The Fund's industry sector allocations may vary over time according to changes in the portfolio.

[CHART]

                                        PERCENTAGE (%) OF
               INDUSTRY SECTOR           TOTAL NET ASSETS
               ---------------           ----------------
               Health Care                     18.3%
               Financial                       17.1%
               Technology                      12.7%
               Basic Industries                11.9%
               Capital Goods                   11.5%
               Consumer Cyclical                8.9%
               Consumer Staple                  8.8%
               Diversified                      6.6%
               Utilities                        0.7%
               Other *                          3.5%
                                            ----------
                                              100.0%
                                            ----------

* Represents short-term investments plus other assets and liabilities (net).

TOP TEN PORTFOLIO HOLDINGS (UNAUDITED)                       AS OF JUNE 30, 2005

The Fund's top ten holdings may vary over time according to changes in the portfolio.

             TOP TEN HOLDINGS                            PERCENTAGE (%) OF TOTAL NET ASSETS
             ----------------                            ----------------------------------
             Target Corporation (TGT)                                  4.6%
             Wells Fargo & Company (WFC)                               4.5%
             Medtronic, Inc. (MDT)                                     4.0%
             3M Company (MMM)                                          3.7%
             U.S. Bancorp (USB)                                        3.5%
             Pentair, Inc. (PNR)                                       3.4%
             The Valspar Corporation (VAL)                             3.4%
             Emerson Electric Co. (EMR)                                3.4%
             TCF Financial Corporation (TCB)                           3.4%
             SUPERVALU Inc. (SVU)                                      3.2%
                                                                   -----------
                                                                      37.1%
                                                                   -----------

STATEMENT OF NET ASSETS
JUNE 30, 2005 (UNAUDITED)

  NUMBER OF                                                                     MARKET VALUE
   SHARES                            SECURITY DESCRIPTION                        (NOTE 2a.)
------------   ------------------------------------------------------------   ---------------
               COMMON STOCKS 96.5%

               BASIC INDUSTRIES 11.9%
   2,219,000   Bemis Company, Inc.                                            $    58,892,260
   2,350,000   Ecolab Inc.                                                         76,046,000
   2,000,000   H. B. Fuller Company                                                68,120,000
   1,684,000   The Valspar Corporation                                             81,320,360
                                                                              ---------------
                                                                                  284,378,620
               CAPITAL GOODS 11.5%
   2,310,000   Donaldson Company, Inc.                                             70,062,300
   2,195,000   Graco Inc.                                                          74,783,650
   1,408,800   MTS Systems Corporation                                             47,307,504
   1,920,000   Pentair, Inc.                                                       82,195,200
                                                                              ---------------
                                                                                  274,348,654
               CONSUMER CYCLICAL 8.9%
   1,200,000   Briggs & Stratton Corporation                                       41,544,000
   2,000,000   Target Corporation                                                 108,820,000
   1,575,200   The Toro Company                                                    60,818,472
                                                                              ---------------
                                                                                  211,182,472
               CONSUMER STAPLE 8.8%
   1,560,000   General Mills, Inc.                                                 72,992,400
   2,010,000   Hormel Foods Corporation                                            58,953,300
   2,350,000   SUPERVALU Inc.                                                      76,633,500
                                                                              ---------------
                                                                                  208,579,200
               DIVERSIFIED 6.6%
   1,950,000   General Electric Company                                            67,567,500
   1,230,000   3M Company                                                          88,929,000
                                                                              ---------------
                                                                                  156,496,500

  NUMBER OF                                                                     MARKET VALUE
   SHARES                            SECURITY DESCRIPTION                        (NOTE 2a.)
------------   ------------------------------------------------------------   ---------------
               COMMON STOCKS (CONTINUED)

               FINANCIAL 17.1%
   1,220,000   Associated Banc-Corp.                                          $    41,065,200
     145,500   MoneyGram International Inc.                                         2,781,960
     960,000   Principal Financial Group, Inc.                                     40,224,000
   1,300,000   The St. Paul Travelers Companies, Inc.                              51,389,000
   3,090,000   TCF Financial Corporation                                           79,969,200
   2,870,000   U.S. Bancorp                                                        83,804,000
   1,740,000   Wells Fargo & Company                                              107,149,200
                                                                              ---------------
                                                                                  406,382,560
               HEALTH CARE 18.3%
   1,550,000   Baxter International Inc.                                           57,505,000
   1,010,000   Johnson & Johnson                                                   65,650,000
   1,830,000   Medtronic, Inc.                                                     94,775,700
     600,000   Merck & Co., Inc.                                                   18,480,000
   2,470,000   Pfizer Inc.                                                         68,122,600
   1,700,000   St. Jude Medical, Inc. *                                            74,137,000
     550,000   SurModics, Inc.*                                                    23,853,500
     715,500   Techne Corporation *                                                32,848,605
                                                                              ---------------
                                                                                  435,372,405
               TECHNOLOGY 12.7%
     815,000   ADC Telecommunications, Inc. *                                      17,742,550
   2,940,000   Ceridian Corporation *                                              57,271,200
   1,280,000   Corning Incorporated *                                              21,273,600
   1,287,030   eFunds Corporation *                                                23,153,670
   1,280,000   Emerson Electric Co.                                                80,166,400
   1,590,000   Honeywell International Inc.                                        58,241,700
   1,750,000   Intel Corporation                                                   45,605,000
                                                                              ---------------
                                                                                  303,454,120
               UTILITIES 0.7%
     500,000   Verizon Communications Inc.                                         17,275,000
                                                                              ---------------
                                                                                   17,275,000

  NUMBER OF                                                                     MARKET VALUE
   SHARES                            SECURITY DESCRIPTION                        (NOTE 2a.)
------------   ------------------------------------------------------------   ---------------
               COMMON STOCKS (CONTINUED)

               TOTAL COMMON STOCKS 96.5%                                      $ 2,297,469,531
               (cost $1,715,378,372)

               SHORT-TERM INVESTMENTS 3.5%
  71,945,920   First American Prime Obligations Fund, Class I                 $    71,945,920
  10,882,317   Merrill Lynch Premier Institutional Money Market Fund               10,882,317
                                                                              ---------------

               TOTAL SHORT-TERM INVESTMENTS 3.5%                                   82,828,237
               (cost $82,828,237)                                             ---------------

               TOTAL INVESTMENTS 100.0%                                       $ 2,380,297,768
               (cost $1,798,206,609)

               OTHER ASSETS AND LIABILITIES (NET) (0.0%)                             (668,042)
                                                                              ---------------
               NET ASSETS:
               Capital stock                                                  $       343,092
               Additional paid-in capital                                       1,793,968,203
               Undistributed net investment income                                  1,794,869
               Accumulated net realized gain on investments                         1,432,403
               Net unrealized appreciation of investments                         582,091,159

               TOTAL NET ASSETS 100%                                          $ 2,379,629,726
                                                                              ===============
               (Net assets equal to $69.36 per share on 34,309,158 shares outstanding)

               CAPITAL STOCK (par value $.01 a share)
               Shares authorized                                                  100,000,000
                                                                              ===============

* Non-income-producing

SEE ACCOMPANYING 'NOTES TO FINANCIAL STATEMENTS'.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

INVESTMENT INCOME
Income:
     Dividends                                                                     $   19,628,328
     Other income                                                                             863
                                                                                   --------------
   TOTAL INCOME                                                                                      $   19,629,191

Expenses:
     Investment management fees (NOTE 5)                                                6,597,859
     Fund administration fees (NOTE 5)                                                    109,964
     Other administrative fees                                                            428,662
     Transfer agent fees                                                                  424,052
     Directors' compensation (NOTE 5)                                                      68,400
     Custodian fees                                                                        60,005
     Legal and audit fees                                                                  29,799
     Other fees and expenses                                                               22,692
                                                                                   --------------
   TOTAL EXPENSES                                                                                         7,741,433
                                                                                                     --------------
   NET INVESTMENT INCOME                                                                                 11,887,758

REALIZED GAIN AND UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS (NOTE 4)
     Net realized gain on investments sold                                              1,376,094
     Net change in unrealized appreciation/depreciation of investments                (29,086,627)
                                                                                   --------------
   NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   OF INVESTMENTS                                                                                       (27,710,533)
                                                                                                     --------------

   NET DECREASE IN NET ASSETS FROM OPERATIONS                                                        $  (15,822,775)
                                                                                                     ==============

SEE ACCOMPANYING 'NOTES TO FINANCIAL STATEMENTS'.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     SIX MONTHS
                                                                                   ENDED 06/30/05      YEAR ENDED
                                                                                     (UNAUDITED)        12/31/04
                                                                                   ---------------------------------
OPERATIONS
   Net investment income                                                           $    11,887,758   $    18,379,658
   Net realized gain on investments sold                                                 1,376,094        23,481,915
   Net change in unrealized appreciation/depreciation of Investments                   (29,086,627)      242,116,495
                                                                                   ---------------   ---------------
NET (DECREASE) INCREASE IN NET ASSETS FROM OPERATIONS                                  (15,822,775)      283,978,068

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                               (10,252,550)      (18,380,397)
   Net short-term gain distributed as ordinary income                                            -          (861,415)
   Net realized gain                                                                             -       (22,683,791)
                                                                                   ---------------   ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                    (10,252,550)      (41,925,603)

CAPITAL STOCK TRANSACTIONS
   Proceeds from shares sold                                                           413,379,346       581,743,498
   Reinvestment of distributions from net investment income and net realized
     gains                                                                               9,252,122        38,442,267
   Cost of shares redeemed                                                             (75,136,443)     (111,791,335)
                                                                                   ---------------   ---------------
INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS                                 347,495,025       508,394,430
                                                                                   ---------------   ---------------

TOTAL INCREASE IN NET ASSETS                                                           321,419,700       750,446,895

NET ASSETS
   Beginning of year                                                                 2,058,210,026     1,307,763,131
                                                                                   ---------------   ---------------
   End of period (including undistributed net investment income of $1,794,901
     and $159,661, respectively)                                                   $ 2,379,629,726   $ 2,058,210,026
                                                                                   ===============   ===============
CHANGES IN CAPITAL STOCK
   Shares sold                                                                           6,000,204         8,961,142
   Shares issued for reinvested distributions                                              132,457           553,830
   Shares redeemed                                                                      (1,088,906)       (1,722,353)
                                                                                   ---------------   ---------------

NET INCREASE IN SHARES                                                                   5,043,755         7,792,619
                                                                                   ===============   ===============

SEE ACCOMPANYING 'NOTES TO FINANCIAL STATEMENTS'.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005 (UNAUDITED)

Note 1 --  The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, no-load, open-end management investment company. The objective of the Fund is to provide shareholders with a diversified holding of common stocks which appear to offer possibilities for long-term appreciation.

Note 2  -- Significant accounting polices of the Fund are as follows:

             (a) Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price, which compares the last trade to the bid/ask range of the security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last price is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee (the Committee) appointed by the Fund's Board of Directors. Factors which may be considered by the Committee in determining the fair value of a security are the type of the security; restrictions on the resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; related corporate actions; conversion or exchange rights on the security; information from broker-dealers; and changes in overall market conditions. As of June 30, 2005, no securities in the Fund were valued using this method.

             (b) Security transactions are recorded on the date on which securities are purchased or sold. Dividend income is recognized on the ex-dividend date, and interest income is recorded on the accrual basis. Realized gains and losses are reported on an identified cost basis.

             (c) The Fund is a "regulated investment company" as defined in Subchapter M of the Internal Revenue Code (the Code) , as amended. No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Code applicable to investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

             (d) The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

Note 3 --  Purchases and sales of investment securities, excluding temporary cash investments, during the six months ended June 30, 2005, aggregated $340,336,833 and $8,740,486, respectively. The amount payable at June 30, 2005 for securities purchased is $2,110,916.

Note 4 --  Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises. The Fund's tax basis net realized gains (losses) are determined only at the end of each fiscal year. As a result, no reclassifications were made as of June 30, 2005.

           Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

           The tax character of distributions paid during the six months ended June 30, 2005 and the fiscal year ended December 31, 2004, was as follows:

                                                    2005            2004
                                                    ----            ----
              Distributions paid from:
                Ordinary income                $  10,252,550    $  19,241,812
                Long-term capital gains                  -0-       22,683,791
                                               --------------   -------------
                                               $  10,252,550    $  41,925,603
                                               ==============   =============

           At December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

              Undistributed ordinary income                     $     159,661
              Undistributed long-term capital gains                    56,309
              Unrealized appreciation                             611,177,786
                                                                -------------
              Accumulated earnings                              $ 611,393,756
                                                                =============

           Net unrealized appreciation on investments for federal income tax purposes aggregated $611,177,786, of which $638,320,871 related to appreciated investment securities and $27,143,085 related to depreciated investment securities. Aggregate cost of investments for federal income tax purposes was $1,444,743,238 as of December 31, 2004.

Note 5 --  Mairs and Power, Inc. provides investment management and fund administration services to the Fund under written agreements approved by the Directors of the Fund. The Fund is charged an investment management fee equal to 0.60% and a fund administration fee equal to 0.01% of average daily net assets per annum. Effective July 1, 2005, the investment management fee on net assets in excess of $2.5 billion will be 0.50% per annum. At June 30, 2005, the amounts payable to Mairs and Power, Inc. by the Fund for investment management fees and fund administration fees were $1,169,554 and $19,646 respectively.

           The owners of Mairs and Power, Inc. include William B. Frels, who is a director and officer of the Fund, and other individuals who are officers of the Fund. Mr. Frels does not receive compensation in his role as an interested director of the Fund. Edward C. Stringer, formerly an interested director who is not a principal officer of the Fund, received $17,100 in compensation directly from the Fund as of June 30, 2005. Mr. Stringer became an independent director effective June 30, 2005, when he resigned from Briggs and Morgan, legal counsel to the Fund.

FINANCIAL HIGHLIGHTS
(SELECTED PER SHARE DATA AND RATIOS -- FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD)

                               SIX MONTHS
                                 ENDED                              YEAR ENDED 12/31
                              06/30/05 (2)       2004           2003           2002          2001(1)        2000(1)
                              ---------------------------------------------------------------------------------------
                              (UNAUDITED)
PER SHARE
Net asset value,
   beginning of year          $      70.33   $      60.90   $      49.26   $      54.36   $      53.41   $      46.46

Income from investment
   operations:
   Net investment income              0.35           0.68           0.54           0.45           0.51           0.54
   Net realized and
     unrealized gain (loss)          (1.02)         10.25          12.40          (4.86)          2.95          11.78
                              ------------   ------------   ------------   ------------   ------------   ------------
TOTAL FROM INVESTMENT
   OPERATIONS                        (0.67)         10.93          12.94          (4.41)          3.46          12.32

Distributions to
   shareholders from:
   Net investment income             (0.30)         (0.68)         (0.53)         (0.45)         (0.51)         (0.55)
   Net realized gains                    -          (0.82)         (0.77)         (0.24)         (2.00)         (4.82)
                              ------------   ------------   ------------   ------------   ------------   ------------
TOTAL DISTRIBUTIONS                  (0.30)         (1.50)         (1.30)         (0.69)         (2.51)         (5.37)
                              ------------   ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF
   PERIOD                     $      69.36   $      70.33   $      60.90   $      49.26   $      54.36   $      53.41
                              ============   ============   ============   ============   ============   ============
TOTAL INVESTMENT RETURN               (1.0)%         18.0%          26.3%          (8.1)%          6.5%          26.5%
                              ============   ============   ============   ============   ============   ============

NET ASSETS, END OF PERIOD     $  2,379,630   $  2,058,210   $  1,307,763   $    850,302   $    679,027   $    581,668
   (000'S OMITTED)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to
     average net assets               0.71%          0.73%          0.75%          0.78%          0.76%          0.78%

   Ratio of net investment
     income to average net
     assets                           1.08%          1.12%          1.05%          0.93%          0.97%          1.06%

   Portfolio turnover rate            0.41%          2.87%          2.41%          1.25%          7.91%         15.34%

(1) All per share amounts for 2000 and 2001 have been adjusted to give effect to a two-for-one stock split, which was paid on October 10, 2001.
(2) For the six months ended June 30, 2005, all ratios have been annualized except total return and portfolio turnover.

FUND EXPENSES (UNAUDITED)

As a shareholder of the Fund, you incur ongoing expenses for the operation of the Fund (e.g., asset-based charges, such as management fees). The Fund is a "no-load" mutual fund. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports fund expenses during the reporting period (January 1, 2005 through June 30, 2005) and includes the costs associated with a $1,000 investment.

ACTUAL EXPENSES

The first line in the table below may be used to estimate the actual expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below. For example, if your account value is $10,500, divided by $1,000 = 10.5. Multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period." By doing this you can estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE

The second line is intended to provide you with the ongoing costs of investing in the Fund based on the Fund's actual expenses and an assumed return of 5% per year before expenses, which is not the Fund's actual return. The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that this hypothetical example may not be used to estimate the actual ending account balance or expenses you paid for the period.

                                        BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID
                                        VALUE 01/01/2005    VALUE 06/30/2005   DURING PERIOD
                                        -----------------   ----------------   -------------
 Actual return                               $ 1,000           $   990.00         $   3.50

 Hypothetical assumed 5% return              $ 1,000           $ 1,021.27         $   3.56

The Fund's expenses are equal to the Fund's annualized expense ratio of 0.71%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's first fiscal half-year (181 days) divided by 365 days.

PROXY VOTING (UNAUDITED)

Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling our Customer Service at 1-800-304-7404 and requesting a copy of the Statement of Additional Information (SAI); (ii) on the Fund's website at www.mairsandpower.com (click on the 'Fund Reports' page to access the SAI); and
(iii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov (access Form N-1A).

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available at www.mairsandpower.com and on the SEC's website at www.sec.gov.


DISCLOSURE OF PORTFOLIO HOLDINGS (UNAUDITED)

The Fund files a complete schedule of portfolio holdings on Form N-Q for the first and third quarter-ends and on Form N-CSR for the second and fourth quarter-ends with the SEC. The schedule of portfolio holdings is also printed in the Fund's first quarter, semi-annual, third quarter and annual Reports to shareholders.

You may obtain a copy of the Fund's latest quarterly report without charge by calling Customer Service at 1-800-304-7404. The Fund's Form N-Q and N-CSR are available on the SEC's website at www.sec.gov. Form N-Q and N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D. C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete copy of the Fund's portfolio holdings will also be available on or about 15 days following each quarter end on the Fund's website at www.mairsandpower.com.

RE-APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited)

The Fund's independent Directors unanimously approved the renewal of the Advisory Contract between the Fund and Mairs and Power, Inc. (the Manager) at a meeting held on May 19, 2005 (the Board Meeting). In preparation for the Board Meeting, the Directors requested extensive materials from the Manager, including investment performance data, fee and expense comparisons with other mutual funds having similar investment objectives, and profitability information concerning the Manager. In reaching their decision to renew the Fund's Advisory contract with the Manager, the Directors considered all factors they believed to be relevant. These factors and the conclusions reached by the Directors with respect to them are discussed below.

INVESTMENT PERFORMANCE AND QUALITY OF SERVICE

The Directors considered the investment results of the Fund compared to those for mutual funds with similar investment objectives as determined by Morningstar, and with two securities indices - the Dow Jones Industrial Average and the S&P 500. The Directors reviewed the comparative performance information over 1, 3, 5 and 10 year periods ending with the quarter preceding the Board Meeting. Based upon their review, the Directors concluded that the Fund's investment performance has been in the top tier of mutual funds with similar investment objectives over those time periods and clearly has been satisfactory.

With respect to the quality and extent of the Manager's services provided to the Fund, the strong investment performance record over the most recent 1, 3, 5 and 10 year periods stands out, along with the Fund's "A" Morningstar rating for stewardship. The Directors also took into account the Manager's response to new regulatory compliance requirements under Rule 38a-1, resulting in the documentation of a new compliance program for the Fund, which the Directors approved on September 15, 2004. The Directors concluded that they were satisfied overall with the nature, extent and quality of services provided by the Manager under the existing Advisory Contract. They further concluded that the Fund's management fee is fair and reasonable for the services provided and the risks assumed by the Manager. The Directors also noted that the investment management fee on net assets in excess of $2.5 billion will be reduced to 0.50% per annum, effective July 1, 2005. See "Economies of Scale" on page 18.

INVESTMENT MANAGEMENT FEE

In evaluating the level of the investment management fee paid to the Manager, the Directors considered both the level of the Fund's management fees and overall expenses compared to those of other similar mutual funds, as well as the quality and quantity of advisory and other services provided by the Manager. The Fund's annual investment management fee of 0.60% of net assets is well below average for mutual fund managers generally.

The Directors also considered the investment management fees the Manager charges its non-mutual fund advisory clients (Advisory Clients) with investment objectives similar to those of the Fund. The fee rates paid by the Manager's Advisory Clients range from being exactly the same as the fee paid by the Fund to being lower than the fee paid by the Fund (the Manager's larger Advisory Clients, many of which are institutional clients, fall into this category). The Manager provided the Directors with information about the differences in the scope of services provided to its Advisory Clients compared with those it provides to the Fund. The level of investment decision-making is considerably higher with respect to the Fund, as cash flows result in purchase and sale decisions being made by the Manager for the Fund virtually every trading day of the year. Other differences include the fact that the Manager provides the Fund with office facilities, Fund officers, administrative and compliance services and coordination with outside service providers, going significantly beyond the type of service provided to the Manager's Advisory Clients. The Manager provides certain of these administrative services under a separate agreement, for which the Manager charges an annual fee of 0.01% of net assets. Having considered all of these factors, the Directors concluded that the nature and number of services provided to the Fund merit higher management fees than those paid by the Manager's Advisory Clients.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE MANAGER

At the request of the Directors, the Manager provided profitability information for its most recent three fiscal years (for the Manager's current fiscal year ending June 30, 2005, estimated for May and June). The information addressed the Manager's overall profitability and the profitability of the Manager's advisory business and mutual fund business. The profitability of the mutual fund business was further broken down between the two funds advised by the Manager - the Fund and the Mairs and Power Balanced Fund, Inc. The Directors reviewed the Manager's assumptions and methods of allocation used. Based on their overall review, the Directors concluded that the Manager's level of profitability from its relationship with the Fund is reasonable.

OTHER BENEFITS TO THE MANAGER

The Directors considered that the Manager's advisory business benefits from informal soft dollar arrangements whereby the Manager receives proprietary investment research services from broker/dealers that execute the Fund's purchases and sales of securities. The Directors reviewed information concerning the Fund's Brokerage Committee and the method by which the Fund's brokerage is allocated based upon the internally rated quality of brokerage and research services. The Directors also reviewed the data for the quarter ending March 31, 2005 showing the dollar amount of commissions allocated among the broker/dealers used by the Manager for Fund brokerage services and proprietary research. Similar data showing the dollar amount of commissions allocated is provided to the Directors at each regular board meeting during the year. The Directors recognized that the profitability of the Manager's advisory business would be lower if it did not receive proprietary research for soft dollars in connection with the Fund's brokerage activity. While difficult to measure, the Directors concluded that the benefit the Manager receives in this way is fairly modest. The Directors also noted that the Manager derives reputational benefits from its association with the Fund as well.

ECONOMIES OF SCALE

The Directors considered whether economies of scale could be realized as the Fund grows. The annual management fee of 0.60% of net assets, which the Manager has been paid for more than twenty years, has always been at the low end of the mutual fund advisory management fee range. The average management fee is approximately 1.0% for large cap blend funds and multi-cap blend funds like the Fund. The Manager's approach has always been to keep costs to the Fund as low as reasonably possible, including the cost of management fees. The Manager acknowledged that while it is difficult to pinpoint the economies of scale to be realized at any particular asset level of the Fund, there is no question that such economies exist. Therefore, the Manager agreed to establish a breakpoint at $2.5 billion in net assets to be effective on July 1, 2005. The breakpoint reduces the annual investment management fee applicable to net assets managed in excess of $2.5 billion from 0.60% to 0.50%. In renewing the Advisory Contract with this amendment, the Directors concluded that establishing this breakpoint at $2.5 billion forms a reasonable basis for having investment management fee levels reflect economies of scale for the benefit of Fund shareholders.

SUMMARY OF FINANCIAL INFORMATION (UNAUDITED)

This table covers a period of generally rising common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                                                                       PER SHARE
                                                 ----------------------------------------------------
                                                              DISTRIBU-                 PERFORMANCE
                                                              TIONS OF      DIVIDENDS      OF AN
                                                              REALIZED      FROM NET      ASSUMED
                   SHARES                        NET ASSET   SECURITIES    INVESTMENT   INVESTMENT OF
     DATES       OUTSTANDING   TOTAL NET ASSETS    VALUE       GAINS         INCOME        $10,000*
--------------  -------------  ----------------  ---------  ------------  ------------  -------------
Dec. 31, 1980     1,681,764     $   14,540,014    $  8.65           -        $ 0.28       $  11,611
Dec. 31, 1981     1,723,356     $   13,148,158    $  7.63      $ 0.37        $ 0.30       $  11,171
Dec. 31, 1982     1,701,884     $   16,784,217    $  9.86      $ 0.29        $ 0.25       $  15,546
Dec. 31, 1983     1,763,184     $   18,972,177    $ 10.76      $ 0.35        $ 0.24       $  17,996
Dec. 31, 1984     1,744,138     $   17,304,204    $  9.92      $ 0.38        $ 0.23       $  17,632
Dec. 31, 1985     1,713,476     $   21,553,457    $ 12.58      $ 0.43        $ 0.23       $  23,763
Dec. 31, 1986     1,787,700     $   22,235,453    $ 12.44      $ 1.37        $ 0.20       $  26,505
Dec. 31, 1987     1,828,278     $   19,816,097    $ 10.84      $ 1.15        $ 0.24       $  25,887
Dec. 31, 1988     1,858,078     $   20,630,251    $ 11.11      $ 0.61        $ 0.21       $  28,471
Dec. 31, 1989     1,733,168     $   22,630,081    $ 13.06      $ 0.92        $ 0.22       $  36,462
Dec. 31, 1990     1,734,864     $   22,501,587    $ 12.97      $ 0.35        $ 0.21       $  37,800
Dec. 31, 1991     1,808,046     $   31,440,529    $ 17.39      $ 0.79        $ 0.20       $  53,695
Dec. 31, 1992     1,913,628     $   34,363,306    $ 17.96      $ 0.58        $ 0.20       $  57,905
Dec. 31, 1993     2,012,570     $   39,081,010    $ 19.42      $ 0.61        $ 0.22       $  65,350
Dec. 31, 1994     2,128,038     $   41,889,850    $ 19.69      $ 0.49        $ 0.33       $  69,031
Dec. 31, 1995     2,490,650     $   70,536,880    $ 28.32      $ 0.76        $ 0.28       $ 103,075
Dec. 31, 1996     4,322,492     $  150,161,759    $ 34.74      $ 0.70        $ 0.36       $ 130,291
Dec. 31, 1997     9,521,030     $  412,590,619    $ 43.34      $ 0.96        $ 0.39       $ 167,619
Dec. 31, 1998    12,525,664     $  580,460,523    $ 46.34      $ 0.68        $ 0.36       $ 183,323
Dec. 31, 1999    11,771,794     $  546,836,085    $ 46.46      $ 2.74        $ 0.47       $ 196,452
Dec. 31, 2000    10,891,038     $  581,668,419    $ 53.41      $ 4.82        $ 0.55       $ 248,474
Dec. 31, 2001    12,490,964     $  679,026,689    $ 54.36      $ 2.00        $ 0.51       $ 264,563
Dec. 31, 2002    17,263,254     $  850,301,939    $ 49.26      $ 0.24        $ 0.45       $ 243,074
Dec. 31, 2003    21,472,784     $ 1,307,763,131   $ 60.90      $ 0.77        $ 0.53       $ 307,066
Dec. 31, 2004    29,265,403     $ 2,058,210,026   $ 70.33      $ 0.82        $ 0.68       $ 362,317
Jun. 30, 2005    34,309,158     $ 2,379,629,726   $ 69.36           -        $ 0.30       $ 358,855

       *ASSUMES THE REINVESTMENT OF ALL INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR A $10,000 INVESTMENT MADE AT THE BEGINNING OF 1980.

    No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

 This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

                          AVERAGE ANNUAL TOTAL RETURNS

   THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIOD ENDED JUNE 30, 2005)
                                 ARE AS FOLLOWS:

       1 YEAR: +6.0%        5 YEARS: +11.2%             10 YEARS: +15.5%

THE TOTAL RETURN DATA REPRESENTS PAST PERFORMANCE, AND THE INVESTMENT RETURN AND
  PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES,
       WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
THE TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD
           PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                        MAIRS AND POWER GROWTH FUND, INC.


                                 A NO-LOAD FUND

              FOR ANY SHAREHOLDER ACCOUNT INFORMATION AND INQUIRIES

                               CALL 1-800-304-7404

                                  OR WRITE TO:

           (VIA REGULAR MAIL)               (VIA OVERNIGHT OR EXPRESS MAIL)
  c/o U.S. Bancorp Fund Services, LLC     c/o U.S. Bancorp Fund Services, LLC
        615 East Michigan Street                       3rd Floor
             P. O. Box 701                      615 East Michigan Street
    Milwaukee, Wisconsin 53201-0701            Milwaukee, Wisconsin 53202

        For Fund literature and information, visit the Fund's website at:
                              www.mairsandpower.com


                               INVESTMENT MANAGER
                              Mairs and Power, Inc.
                       W1520 First National Bank Building
                              332 Minnesota Street
                           Saint Paul, Minnesota 55101


                                    CUSTODIAN
                                 U.S. Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                             OFFICERS AND DIRECTORS

    William B. Frels, President & Director   Charlton Dietz, Chair & Director
    Jon A. Theobald, Secretary               Norbert J. Conzemius, Director
    Peter G. Robb, Vice-President            Charles M. Osborne, Director
    Lisa J. Hartzell, Treasurer              Edward C. Stringer, Director

                    (THIS PAGE IS INTENTIONALLY LEFT BLANK.)

                                 MAIRS AND POWER
                                   GROWTH FUND

Item 2.   Code of Ethics.

          Not applicable to semi-annual report.

Item 3.   Audit Committee Financial Expert

          Not applicable to semi-annual report.

Item 4.   Principal Accountant Fees and Services

          Not applicable to semi-annual report.

Item 5.   Audit Committee of Listed Registrant

          Not applicable to registrant.

Item 6.   Schedule of Investments

          Included in report to shareholders filed under Item 1 of this report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

          Not applicable to registrant.

Item 8.   Portfolio Managers of Closed End Management Investment Companies.

          Not applicable to registrant.

Item 9.   Purchases of Equity Securities by Closed-End Management

          Not applicable to registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

          There has been no material change to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures

          a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC's rules and forms.

          b) There was no change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits

          (a)  (1)  Code of Ethics

                    Not applicable to semi-annual report.

          (a) (2) Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940.

                    Attached as exhibits 12(a)(2).1 and 12(a)(2).2 to this form.

          (a)  (3)  Not applicable.

          (b)       Certifications required by 18 U.S.C. 1350.

                    Attached as exhibit 12(b).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)      MAIRS AND POWER GROWTH FUND, INC.
            --------------------------------------------------------------------

By (Signature and Title)

*     /s/ William B. Frels
--------------------------------------------------------------------------------
      WILLIAM B. FRELS, PRESIDENT


Date        September 7, 2005
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*     /s/ William B. Frels
--------------------------------------------------------------------------------
      WILLIAM B. FRELS, PRESIDENT
      (PRINCIPAL EXECUTIVE OFFICER)


Date        September 7, 2005
    ----------------------------------------------------------------------------

By (Signature and Title)

*     /s/ Lisa J. Hartzell
--------------------------------------------------------------------------------
      LISA J. HARTZELL, TREASURER
      (PRINCIPAL FINANCIAL OFFICER)


Date        September 7, 2005
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.